Exhibit 99.1

NeoStem, Inc. (“NBS”) Investor Presentation January 2012

2 Included in this presentation are “forward - looking” statements within the meaning of the Private Securities Litigation Reform Ac t of 1995, as well as historical information. Such forward - looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual resu lts, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the “Company”), or industry results, to be materially different from antici pat ed results, performance or achievements expressed or implied by such forward - looking statements. When used in this presentation, statements that are not statements of c urrent or historical fact may be deemed to be forward - looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe, " "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward - looking st atements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and g row the businesses at home and abroad, including with regard to the Company’s research and development efforts in cellular therapy, its adult stem cell and umbilica l c ord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing o per ations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and th e r ole of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward - looking statements. Our future operating results are dependent upo n many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our contr ol. Forward - looking statements, including with respect to the successful execution of the Company’s strategy, may not be realized due to a variety of factors an d we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, ( i ) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and ex pan sion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relev ant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integr ate the Company’s acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellu lar - based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical de velopments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regu lat ions or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issu ed patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategi c b enefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the re sults of our development activities, including the timing, enrollment, outcome and/or results of any clinical trials; (xii) our ability to successfully divest our 51% owner shi p of our Erye subsidiary; (xiii) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable inter est entity structure, including (a) costs related to funding these initiatives, (b) the successful application under Chinese law of the variable interest entity structure to the Com pany’s business, which structure the Company is relying on to conduct its business in China, (c) the ability to integrate the Company and the business operations in China successfully,(d ) the need for outside financing to meet capital requirements, and (e) the ability of the Company to realize on its investment in Erye through distributions, divestiture or other strategic alternatives and the value to be realized given recent regulatory and other developments in China; and (xiv) other risk factors disclosed in the Company’s definitive proxy statement filed September 16, 2011 and in the Company’s periodic filings with the Securities and Exchange Commission which are available for rev iew at www.sec.gov under “Search for Company Filings.” All forward - looking statements attributable to us are expressly qualified in their entirety by these and other factors. We under take no obligation to update or revise these forward - looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect t he occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws. The contents of this PowerPoint presentation reflect the merger of Amorcyte , Inc., a clinical stage therapeutics company pursuing cell - based therapies for cardiovascular diseases, with and into a wholly - owned subsidiary of NeoStem, which closed on October 17, 2011. Forward - Looking Statements

3 3 3 NeoStem , Inc. (AMEX : NBS) Leader i n t he Development and Manufacture of Cellular T herapies S trategic combination of revenues including stem cell therapies, contract manufacturing and stem cell services Clinical Development Manufacturing & Services

4 4 4 Cell Therapy Has Already Shown Promise Towards Unmet Therapeutic Needs • Provide exquisite control of glucose and insulin level (diabetes) • Immune tolerance regimens to combat autoimmunity • MS • Lupus • Osteoarthritis • GvHD • Solid organ rejection Reverse neurological damage Reset the immune system Central Nervous System Autoimmune Diseases • ALS • Spinal cord injury • Stroke • Neuro - degenerative Neo - vascularization and repair of damaged tissue Cardiovascular Disease • Prevent heart failure post STEMI • Restore failing heart function • Improve areas of vascular insufficiency • Disc repair • Cranial facial • Osteoporosis • Reconstruction post trauma Rebuild bone and repair cartilage Musculoskeletal 21,036 Cell Therapy Trials; 3,856 Stem Cell Therapy Trials; 1,065 Immunotherapy Trials* * Source: Clinicaltrials.gov (note not all enrolling) What Does This Mean For Investors?

5 NeoStem’s Approach Therapeutics Development • Autologous Stem Cell based Therapeutic for Cardiovascular Disease (Amorcyte) • T - Regulatory Program for Auto - Immune Disorders, GVHD & Solid Organ Rejection (Athelos) • Regenerative Medicine Program Using Autologous VSELs TM NeoStem is uniquely positioned for success with a strategic combination of revenues and a pipeline of cell based therapies focused on transforming chronic disease. Services Division Contract Manufacturing (PCT) & Family Stem Cell Banking Revenues

6 Clinical Development AMR 001

7 NeoStem’s Cell Therapeutics Pipeline

8 8 8 • Of the approximately 800,000 annual AMI patients in the U.S., 20% (160,000) are STEMI, and are at risk to experience progressive deterioration in heart muscle function leading to: • Premature Death • Recurrent Myocardial Infarction • Congestive Heart Failure Clear Unmet Medical Need for AMI Patients References: American Heart Association Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 • A consequence of inadequate perfusion (microvascular insufficiency) is hibernating cardiomyocytes and progressive cardiomyocyte loss due to apoptosis Amorcyte - AMR 001

9 • AMR - 001 is an autologous bone marrow derived pharmaceutical grade therapeutic intended to preserve heart muscle function and limit MACE and other adverse clinical events following an acute myocardial infarction. • Pharmaceutical grade: Defined identity, purity, potency, relevant biologic stability (mobility in an SDF - 1 gradient), sterility and dose threshold in our Phase 1 clinical trial. • Confirmed mechanism of action: Based on SDF - 1 mediated mobility. • Dominant IP position with both composition of matter and method patents through 2028. • Manufacturing and logistics cost, including transportation, will allow for attractive commercial margins. • Existing manufacturing capacity expected to be available for first two years of commercialization (PCT ). • Early pharmacoeconomic study supports value of AMR - 001. Amorcyte - AMR 001

10 Cell Type: CD34⁺CXCR4 + Cells are a Natural Repair Mechanism • A distress signal (HIF) is induced by hypoxia in the peri - infarct zone • HIF induces synthesis of SDF - 1 which mobilizes CD34 + CXCR4 + cells • The mobilized cells are trophic to the peri - infarct zone, preventing apoptosis through paracrine effects and effecting neoangiogenesis The body attempts to rescue damaged tissue to prevent ventricular remodeling: CD34+/CXCR4+ SDF Gradient CD34+ cell laying down new blood vessels AMR - 001: Highly purified (CD34 + ) and active (CXCR4 + ) cell population Amorcyte - AMR 001

11 AMR - 001 Phase 1 Clinical Trial Completed 11 Indication Post - AMI with LVEF ≤50% and wall motion abnormality in the myocardium of the IRA Primary Endpoint Safety in post - AMI patients Other Endpoints RTSS* (Perfusion); LVEF; ESV; SDF mobility Key Inclusion Criteria Confirmation of ST Elevation MI; Ejection fraction ≤ 50% 96 hours post stenting Dosing Frequency Single dose Groups and Randomization 3 dose cohorts (5, 10, 15 million cells, randomized 1:1) Number of Subjects N=31 Number of Sites 4 Geography United States Trial Duration 6 months Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 *RTSS: Resting Total Severity Score - a measure of hypoperfusion (lack of perfusion) Amorcyte - AMR 001

12 12 12 Dose Response Established Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of AMR - 001 reduced the size of the infarct region by CMR Increasing doses of AMR - 001 reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 Amorcyte - AMR 001

13 13 13 Threshold Dose for Efficacy Established RTSS ( Hypoperfusion ) Baseline correlates with infarct size Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 - 362.8 - 36.4 15M Cells 584.0 462.0 - 122.0 - 20.9 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion DSMB determined that no adverse events were related to therapy Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 RTSS: Resting Total Severity Score Amorcyte - AMR 001

14 14 14 Subgroup Analyses: Additional Cardiac Function Test Results RTSS ( Hypoperfusion ) 6 month Base Line 6 Mo. Δ % Δ Below Threshold 385.4 398.1 +12.6 +3.3 Above Threshold 814.3 558.6 - 255.8 - 31.4 (p=0.01)* * Threshold 10m cells or more Ejection Fraction 6 month BL 6 Mo. Δ % % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 End Systolic Volume 6 month BL 6 Mo. Δ ml % Δ Below Threshold 77.7 81.3 +3.6 +4.6 Above Threshold 94.1 88.4 - 5.7 - 6.1 The overall composite data and individual scores (RTSS, ESV, EF) support potential best in class product Drop in Ejection Fraction 30% 40% Above Threshold Ejection Fraction [ Improvement +9.4% ] Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 Amorcyte - AMR 001

15 Phase 2 PreSERVE AMI Trial Using AMR - 001 • Patient presents with chest pain + STEMI • All enrolled patients receive a stent • If ejection fraction (EF) ≤ 48% (96 hours post stenting), patient is enrolled in trial & randomized for treatment Day 1 Day 4 • Patient bone marrow harvested • CD34 + CXCR4 + cells isolated using proprietary technology • Intracoronary infusion of CD34 + CXCR4 + cell product (treatment arm) or media (control arm) Day 5 - 8 6 - 8 Hour Cell Separation Process Ventriculography 15 CMR Day 6 - 10 6 Months Follow - up : Cardiac function measures by SPECT MPI and MRI with MACE Follow - up Primary endpoint of RTSS and a host of secondary measures to assess the impact of AMR - 001 on infarct size and cardiac function. These will include left ventricular ejection fraction (LVEF), (preservation and change), end systolic and end diastolic volumes, regional myocardial str ain and regional wall motion. QOL will be measured by the Kansas City Cardiomyopathy Questionnaire (KCCQ) and the Seattle Angina Questionnaire (SA Q) administered at baseline, 6 and 12 months post randomization. Clinical outcomes include major adverse cardiac events (MACE) and changes in NY HA classification at 6 months, one year, 18 months, two years and three years. MACE are defined as cardiac mortality, hospitalization for worsening hea rt failure and recurrent acute myocardial infarction (AMI). In addition, clinical events including ventricular arrhythmias requiring intervention, acu te coronary syndrome (ACS), and revascularization (PCI, CABG) will be assessed at 6 months, one year, 18 months, two years and three years. All - cause mortal ity will be assessed as will be the number of days alive and out of the hospital at 6 and 12 months. Injection into the IRA Amorcyte - AMR 001

16 PreSERVE AMI Trial Phase 2 Clinical Plan 16 Indication Post - AMI Preservation of Cardiac Function Primary Endpoint Increased Cardiac Perfusion (RTSS) measured by SPECT at baseline and 6 months Other Endpoints A composite of endpoints will be used to determine overall cardiac function (including preservation of LVEF and prevention of adverse remodeling) and Quality of Life (KCCQ & SAQ*) Safety Reduction in cumulative MACE and other adverse clinical cardiac events at 6, 12, 18, 24, and 36 months Dosing Frequency Single dose Dosing and Randomization Minimum dose for release > 10m cells Randomized 1:1 treatment to sham placebo control Number of Subjects 160 patients Number of Sites 34 Geography United States Data Readout 18 months from initiation (12 month accrual and 6 month follow - up): Perfusion, cardiac function, QOL* and other clinical events * KCCQ: Kansas City Cardiomyopathy Questionnaire SAQ: Seattle Angina Questionnaire Amorcyte - AMR 001

17 17 17 Pharmacoeconomic Impact • Adverse left ventricular remodeling after STEMI results in an average medical burden of ≥ $50K per patient, per year of life • If a patient’s LVEF declines below 40%, then the cost per year escalates for the balance of the patient’s lifetime • AMR - 001 is designed to prevent a decline in LVEF, thereby limiting adverse left ventricular remodeling and its negative consequences • Pricing will allow strong commercial margins while significantly reducing costs to the health care system Therapy Stem Cell Product Acquisition Charge US International Total Cost of Therapy Bone Marrow $26,090 $41,555 $125,000 - 150,000 Peripheral Blood (PBSC) $25,620 $41,645 $85,000 - $125,000 Cord Blood Transplant $34,045 $43,025 $150,000 - 300,000 Provenge ® $93,000 (3Trt) Not Available AMR - 001 TBD TBD TBD Amorcyte - AMR 001

18 Additional Potential Indications for AMR - 001 • AMR - 001 platform can be applied to other conditions resulting from underlying ischemia • Chronic myocardial ischemia post - AMI • Congestive heart failure • Critical limb ischemia • Cryopreserved preparations of AMR - 001 for future vascular insufficiency • Broad and growing patent portfolio supports cardiac and other ischemic conditions • AMR - 001: Composition of matter patent (2028) • 7,794,705: Issued 9/14/2010. Indication: Cardiac: Post AMI early and late • 8,088,370: Issued 1/3/2012. Indication: Any tissue: Post ischemic injury Amorcyte - AMR 001

19 19 19 Athelos: T - reg Cells - Restoring Immune Balance • Partnership with Becton Dickinson which owns 20% of the Athelos subsidiary • Immune mediated diseases, such as GVHD, autoimmune diseases and allergic diseases, are a result of an imbalance between T - effector cells and T - regulatory cells (T - reg ) • T - reg therapy represents a novel approach for restoring immune balance by enhancing T - regulatory cell number and function • T - reg cells are collected by apheresis, isolated using surface markers (for example: CD4+, CD25+, FoxP3+), activated and expanded ex vivo approximately 500 fold in 20 days 1 • Phase 1 work is ongoing globally under several independent physician INDs, results of which will inform NeoStem’s future clinical direction 1) Chai, Jian - Guo et al, Journal of Immunology 2008; 180;858 - 869 Athelos

20 20 20 VSEL™ Pluripotent Adult Stem Cells heart neuron pancreas VSEL™ • VSEL ™ (Very Small Embryonic - Like) technology is NeoStem’s proprietary adult stem cell technology platform • Believed to be naturally pluripotent – no manipulation required • iPSCs (induced pluripotent stem cells) are recognized as manipulated and destroyed by the immune system (even as an autologous product) • VSELs ™ have been shown in animal research to home to sites of injury, up - regulate angiogenesis, down - regulate inflammation (the “ paracrine effect”), AND, importantly, go one step further and differentiate into target cell types VSELs ™ potentially represent the most regenerative adult stem cell as they are pluripotent , autologous , “natural,” and have powerful paracrine effects Rodgerson DO, Harris AG, “A Comparison of Stem Cells for Therapeutic Use”, Stem Cell Rev. 2011 Mar 2. VSEL

21 Manufacturing & Services

22 Progenitor Cell Therapy (PCT): Commercial Scale Manufacturin g • Recognized industry leader in commercial cell therapy manufacturing • Manufactured 30,000+ cell therapy product procedures and delivered 6,000+ cell therapies to patients worldwide for more than 100 clients • 50,000 square feet of cGMP manufacturing capability located in North America and China • Large scale manufacturing for clients allows lower costs for internal cell therapy development • Diversified revenue stream from cell therapy manufacturing contracts PCT

23 PCT’s Extensive CMO Pipeline • PCT has experience with virtually every cell type including dendritic cells (7 years of manufacturing for Dendreon’s Provenge ®) • Establish early partnering relationships with goals of commercial manufacturing, equity participation and back - end royalties • Active companies in the cell therapy space include: Preclinical I II III Mkt PCT has experience working at all developmental stages PCT

24 24 24 Additional Revenue - Generating Businesses 174 215 1400 4000 0 1000 2000 3000 4000 5000 CBR* ViaCord* StemCyte* NeoStem Stem Cell Transplant Experience NeoStem Family Storage - Stem cell collection and storage for infants and adults Stem cell units provided for transplants *Source - Information derived from StemCyte.com 10 - 2011, ViaCord.com 10.2011, and Cordblood.com 10 - 2 - 11 Family Stem C ell Bank

25 25 25  Vertically-integrated manufacturer of generic antibiotic products and APIs with extensive distribution throughout China – Multiple cGMP-certified production lines – Extensive distribution network throughout PRC – No significant customer concentration  Pharmaceutical market forecasted to reach $78 billion by 2013 – Construction of 30,000 new hospitals, clinics and healthcare centers – New Rural & Urban Cooperative Medical Insurance System – at least 90% of the population covered by 2011  70% of current drug portfolio covered by the National Insurance Drug List; number of products covered expected to increase  Revenue more than doubled from 2007 to 2010; new facility expected to double capacity Suzhou Erye – a Significant Asset $32 Suzhou Erye Market Opportunity Own 51% of Chinese generic therapeutics company, Suzhou Erye l ocation Suzhou, China Suzhou Erye

26 Financials, Milestones & Key Executives

27 27 27 Financial Highlights Key Metrics as of September 30, 2011 Revenue $56.0m ( nine months ended 9/30/11) Cash Position $15.6m* Net Loss Excluding Non - Cash Charges $10.0m (nine months ended 9/30/11)* Total Stock and Equivalent Shares Common Shares 100.4m Options 17.7m Warrants 35.2m Series E Preferred Stock 4.7m *See Appendix for GAAP to Non - GAAP reconciliation (avg. option exercise price is $1.73 ) (avg. warrant exercise price is $2.41)

28 28 28 Recent and Expected Milestones Recent Accomplishments: • Expansion of intellectual property beyond cardiovascular disease to all of vascular insufficiency • Manufacturing contract that includes ownership in the client company, back end royalty of the product being produced and locked in commercial manufacturing • First patient enrollment in PreSERVE AMI Phase 2 trial Expected Milestones: • Start of AMR - 001 trial in congestive heart failure (2012) • Athelos - data read - out from investigator sponsored P1 trials in GVHD, diabetes, solid organ transplant, and asthma (2012) • Monetization of 51% ownership in Suzhou Erye (2012) • Additional government research grants • Business development or M&A activity •

29 29 29 Expected NeoStem Events (over 12 months) The Divestiture of Erye Amorcyte – Clinical progress on Phase 2 STEMI “Preserve” trial Amorcyte : Expanding IP and its implications on the space Amorcyte : CHF trial begins NeoStem & Amorcyte : EU strategy BD Opportunities Athelos : Move into the clinic in one selected “target” indication ( GvHD , SOT, Asthma) VSEL’s: The promise to move regenerative medicine to tissue regeneration Non - Dillutive Capital: DOD and other funding opportunities PCT News Flow: revenues, contracts and partnerships

30 30 30 Key Executives Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Larry May Chief Financial Officer  BS Business Administration – University of Missouri  Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl  Extensive experience building accounting, finance and IT operations Jason Kolbert, MBA VP of Strategic Business Development  BS Chemistry – SUNY New Paltz, MBA - University of New Haven  17 years experience on Wall Street as Research Analyst in biotechnology in US and Asia  6 years in the pharmaceutical industry with Schering-Plough in Japan Andrew Pecora, MD, FACP Chief Medical Officer  MD – University of Medicine and Dentistry of New Jersey  Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center Robert Preti, PhD President and Chief Scientific Officer of PCT  PhD and MS in Cellular Biology / Hematology - New York University  One of the country’s leading authorities on cell engineering and the principal investigator for a number of clinical trials relating to stem cell transplantation  10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory Jian Zhang General Manager, Suzhou Erye Pharmaceuticals Co., Ltd  Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry  Degree in Finance and Accounting from Central Television University  Certified Public Accountant in China

31 31 31 Questions

32 32 32 • Composition of matter patents granted for Athelos (2023) & AMR - 001 (2028) • NeoStem’s patent estate includes: • Over 30 issued patents • Over 90 pending patent applications • Composition of matter and methods claims • Geographic breadth of filings including North America, Europe, Asia, Australia, Israel and South Africa • Cell therapy focus of NeoStem’s IP includes: • Immunology • Cardiology • Orthopedic • Wound healing • Age related tissue restoration • Stem cell isolation, collection and Storage • VSEL pluripotent stem cell discovery and applications Patents and Patent Applications Appendix

33 33 33 NeoStem : Ideally Positioned for the Year Ahead Clinical Philosophy is a Differentiating Factor Internal CMO : Cost - Effective Manufacturing Solution for Internal Development, Potential for Positive Cash Flow, Manufacturing Currency Allows Royalty Deals, Risk Diversification. Dominant Landscape IP China Manufacturing: Enhances NeoStem’s Attractiveness in the Industry Vatican Initiative: Opens “Unique Opportunities” for discussion with multiple parties from Political, Media, Business and Retail Leaders Appendix

34 34 34 Board of Directors Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Experience - Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Richard Berman (Independent)  Over 35 years of venture capital, management, M&A experience  Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers Drew Bernstein, CPA (Independent)  BS – University of Maryland Business School  Licensed in State of New York; member AICPA, NYSSCPA and NSA  Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor Edward Geehr, MD (Independent)  BS – Yale University; MD – Duke University  Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company Martyn Greenacre, MBA (Independent)  BA – Harvard College; MBA – Harvard Business School  Experience – Board and executive positions for multiple biopharmaceutical companies; Former CEO of Delsys Pharmaceutical Corporation and Zynaxis Inc; Chairman of the Board of BMP Sunstone Corporation Steven Myers (Independent)  BS Mathematics – Stanford University  Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs Andrew Pecora, MD, FACP  MD — University of Medicine and Dentistry of New Jersey  Experience – Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center Mingsheng Shi Chairman of the Board of Suzhou Erye Pharmaceutical  BSc Economics & Management – Party School of the Communist Party of China  Professional title of Senior Economist  Extensive experience in pharmaceutical industry in China Eric Wei Managing Partner, RimAsia Capital Partners  BS Mathematics & Economics – Amherst College; MBA – Wharton  Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity Partners Crimson Asia Capital Partners NeoStem Board Members Appendix

35 35 35 Eugene Braunwald, MD, FRCP  Brigham & Women’s Hospital Bernard J. Gersh, MD, ChB, DPhil, FRCP  The Mayo Clinic Dean J. Kereiakes, MD, FACC  The Christ Hospital Heart of Greater Cincinnati Douglas L. Mann, MD, FACC  Washington University School of Medicine Andrew L. Pecora, MD, FACP, CPE  Chief Medical Officer, NeoStem  Hackensack University Medical Center Carl J. Pepine, MD  University of Florida College of Medicine Emerson C. Perin, MD, PhD, FACC  Texas Heart Institute Bertram Pitt, MD  University of Michigan School of Medicine Arshed Quyyumi, MD, FRCP, FACC  Principal Investigator, Phase II  Emory University School of Medicine Edmund K. Waller, MD, PhD, FACP  Emory University School of Medicine James T. Willerson, MD  University Texas Health Science Center Joseph Wu, MD, PhD  Stanford University School of Medicine Amorcyte Scientific Advisory Board Appendix

36 36 36 Athelos Scientific Advisory Board Robert A. Preti, PhD, Chairman  Progenitor Cell Therapy Bruce Blazar, MD  University of Michigan Masonic Cancer Center Jeffrey Bluestone, PhD  University of California, San Francisco, Diabetes Center David A. Horwitz, MD  University of Southern California Carl June, MD  Perelman School of Medicine, University of California Robert Korngold, PhD  Hackensack University Medical Center Wayne A. Marasco, MD, PhD  Dana-Farber Cancer Institute Robert S. Negrin, MD  Stanford University David Peritt, PhD  Hospira Camillo Recordi, MD  University of Miami Diabetes Research Institute Noel L. Warner, PhD  BD Biosciences Appendix

37 37 37 Appendix GAAP to Non-GAAP Reconciliations for the nine months ended September 30, 2011 Cash Position Reconciliation Cash & cash equivalents 11,713,338$ Short term investments 555 Restricted cash 1,427,827 Cash included in Other Assets 2,500,000 (represents cash held in escrow as security associated with Preferred Series E obligations, with maximum lock up through May 2013) Cash Position 15,641,720$ Net Loss Excluding Non-Cash Charges Reconciliation Net Loss (27,728,736)$ Non cash charge adjustments per Cash Flow Statement: Common stock, stock options and warrants issued 8,164,814 Depreciation and amortization 6,754,953 Amortization of preferred stock discount and issuance cost 1,903,703 Changes in fair value of derivative liability (1,661,049) Write off of acquired in-process research and development 1,150,000 Loss on disposal of assets 396,635 Non-cash interest expense 328,425 Contributions paid with common stock 607,363 Bad debt expense 50,024 Net Loss Excluding Non-Cash Charges (10,033,868)$ Appendix

38 38 38 1980 1990 2000 1x 10x 100x 1000x 2010 Aggregate Industry Valuation Value Creation in the Biotechnology Industry Evolution of a Paradigm Shift Irrational Exuberance Reality Break - through Take Off First Recombinant Protein Therapeutic: Humulin ® First Recombinant Monoclonal Antibody: ORTHOCLONE ® First Recombinant Protein Centoxin ® Fails in Ph 3 EPOGEN ® Approved Neupogen ® Sales $1 bn REMICADE ® Approved 10 th Monoclonal Antibody Approved INFUSE ® Approved Appendix

39 39 39 Clinical Development Stage PII PII PI PI PII PII PII PI PII Field of Use AMI AMI AMI AMI AMI AMI HF HF CMI Defined Mechanism of Action x x x x x Autologous x x x x x x Potential Toxicities /Safety Signals x x x Centralized Manufacturing x x x x x x x x cGMP Defined Product x x x x x x x Threshold Dose x x x x x Cells Expanded x x x x Strong IP x AMI = Acute Myocardial Infarction HF = Heart Failure CMI = Chronic Myocardial Ischemia AMR - 001 Advantages in the Landscape AMR - 001 Advantages • Functionality of CD34 + CXCR4 + cells • Confirmed mechanism of action • cGMP processing and manufacturing that stabilizes the CD34 + CXCR4 + cells • Potency , viability, stability, sterility, and variability assays • Threshold dose established at 10 million cells • Dominant IP • composition of matter • methods and processes • catheter delivery Appendix

40 To Be Successful You Must Demonstrate Ability to Reduce Cost, Time and Risk of Cell Therapy Development • Autologous vs. allogeneic • Patient - specific vs. multi - patient use • Sources of cells: bone marrow derived, adipose, IPS , embryonic, etc. • Fresh vs. cryopreserved • Shelf - life from sourcing to therapy (logistics considerations) • Changes control through scale - up (SOPs and Manufacturer) • Pharmacoeconomic studies These Variables Directly Effect: • Regulatory pathway • Time of development • Cost of clinical trials • Affordability / cost of goods • Reimbursement • Adoption by medical community Appendix

41 41 41 Capturing the Paradigm Shift to Cell Based Therapy Appendix

42 42 42 Contact Information NeoStem , Inc. (NYSE AMEX: NBS) www.neostem.com Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584 - 4174 Email: rsmith@neostem.com Andrew Pecora , MD, FACP Chief Medical Officer Phone: (201) 996 - 5814 Email: apecora@humed.com Jason Kolbert , MBA Vice President of Strategic Business Development Phone: (212) 355 - 5162 Email: jkolbert@neostem.com